                                                                   Exhibit 10.21


                              as of April 13, 2001


The Holmes Group, Inc. (formerly known as Holmes Products Corp.),
The Rival Company,
Holmes Products (Far East) Limited,
Esteem Industries Limited,
Raider Motor Corporation,
Holmes Products (Europe) Limited,
Bionaire International B.V.,
Patton Electric (Hong Kong), Ltd.,
The Holmes Group Canada Ltd.
One Holmes Way
Milford, Massachusetts 01757

Attention: President

     Re:  Forbearance Agreement and Third Amendment
          -----------------------------------------

Ladies and Gentlemen:

     Reference is hereby made to the Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 5, 1999 (as amended and in effect from time to time, the "Credit Agreement"), among The Holmes Group, Inc. (the "Company"), a Massachusetts corporation, The Rival Company ("Rival"), a Delaware corporation, Holmes Products (Far East) Limited ("Holmes Far East"), a Bahamas corporation, Esteem Industries Limited ("Esteem"), a corporation organized under the laws of Hong Kong, Raider Motor Corporation ("Raider"), a Bahamas corporation, Holmes Products (Europe) Limited ("Holmes UK"), a corporation organized under the laws of the United Kingdom, Bionaire International B.V. ("Bionaire B.V."), a private company with limited liability incorporated under the laws of the Netherlands, Patton Electric (Hong Kong) Ltd. ("Patton HK"), a corporation organized under the laws of Hong Kong, The Holmes Group Canada Ltd. ("Holmes Canada", and, collectively with the Company, Rival, Holmes Far East, Esteem, Raider, Holmes UK, Bionaire B.V. and Patton HK, the Borrowers and each individually a "Borrower"), Fleet National Bank (formerly known as BankBoston, N.A.), a national banking association and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (collectively, the "Banks"), Fleet National Bank (formerly known as BankBoston, N.A.) as administrative agent for itself and the Banks (in such capacity, the "Agent"), Lehman Commercial Paper Inc. as documentation agent for the Banks and Lehman Brothers Inc. as co-arranger for the Banks. All


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capitalized terms used herein without definition shall have the same meanings herein as in the Credit Agreement.

     The Borrowers have notified the Agent and the Banks that as of December 31, 2000, the Borrowers have failed to comply with the covenants contained in ss.ss.10.1 and 10.3 of the Credit Agreement as of such date and, in addition, the Borrowers have failed to comply with the financial covenant contained in ss.10.2 of the Credit Agreement for the fiscal quarter ended December 31, 2000, each of which failure constitutes an Event of Default under ss.13.1 of the Credit Agreement. The Borrowers acknowledge that the Borrowers are in default of the financial covenants contained in ss.ss.10.1 and 10.3 of the Credit Agreement as of such date, and continue to be in default of such financial covenants as of the date hereof. In addition, the Borrowers also acknowledge that the Borrowers are in default of ss.10.2 of the Credit Agreement for the fiscal quarter ended December 31, 2000. These Events of Default set forth in the immediately preceding three sentences are hereinafter referred to as the "SPECIFIED DEFAULTS", and the Borrowers acknowledge and agree that the Agent and the Banks have not waived any of the Specified Defaults. The Borrowers also acknowledge and agree that as a result of the Specified Defaults the Agent and the Banks have no further commitment to lend to the Borrowers and to issue, extend or renew any Letters of Credit, and the Agent and the Banks are entitled to proceed to enforce any and all of their rights and remedies under the terms of the Loan Documents. The Borrowers have now requested that the Agent and the Banks continue to advance Revolving Credit Loans to support the Borrowers' working capital needs, and to forbear from making demand upon the Notes issued under the Credit Agreement and to forbear from exercising and pursuing their rights and remedies under the Credit Agreement and the other Loan Documents until the Forbearance Termination Date (as hereinafter defined) under the following terms and conditions contained herein. In consideration for the Agent and the Banks' agreeing to continue to advance Revolving Credit Loans, subject to the conditions and limitations contained herein, and to forbear from making demand upon the Obligations under the Credit Agreement, the Notes and the other Loan Documents and pursuing the Agent's and the Banks' rights and remedies under the Credit Agreement and the other Loan Documents, all upon the terms and subject to the conditions contained in this Agreement, the Borrowers hereby agree with the Agent and the Banks as follows.

     SS.1. DEFINITIONS. All capitalized terms used herein without definition that are defined in the Credit Agreement, as amended and in effect on the date hereof, shall have the same meanings herein as therein. All accounting terms used herein and not otherwise defined shall be used in accordance with generally accepted accounting principles.

     SS.2. RATIFICATION OF EXISTING AGREEMENTS. Each of the Borrowers and the Guarantors hereby adopts again, ratifies and confirms in all respects, as its own act and deed, all of the Obligations, except as otherwise expressly modified in this Agreement upon the terms set forth herein. All of the Borrowers' and the Guarantors' obligations to the Banks and the Agent under the Credit Agreement and the other Loan Documents, and any and all other obligations at any time and from time to time owed by any


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Borrower, any Guarantor or any Subsidiary to the Banks and the Agent are secured pursuant to the Security Agreements and the other Security Documents referred to and as defined in the Credit Agreement, by which the Borrowers and the Guarantors have granted to the Agent, for the benefit of the Agent and the Banks, a security interest in the Borrowers' and the Guarantors' assets, whether now owned or hereafter acquired, and in any and all proceeds thereof, all pursuant to the terms of the Security Documents to which each such Borrower or Guarantor is a party. All of the Borrowers' and Guarantors' obligations to the Banks and the Agent as evidenced by the Credit Agreement, the Notes and the other Loan Documents, and all of the Borrowers' and Guarantors' obligations to the Banks and the Agent arising under the Security Documents, and all of the Borrowers' and Guarantors' obligations to the Banks and the Agent arising under any other Loan Document or other instrument, agreement or document creating or evidencing any of the Borrowers', the Guarantors' or any Subsidiary's obligations to the Banks and the agent are, by the Borrowers' and the Guarantors' execution of this Agreement, ratified and confirmed in all respects. Each of the Borrowers, the Guarantors and their Subsidiaries hereby adopts again, ratifies and confirms in all respects, as its own act and deed, each of the Credit Agreement and the other Loan Documents to which such Borrower, Guarantor or any of their Subsidiaries is a party; each of the Borrowers and Guarantors party to a Security Document hereby adopts again, ratifies and confirms in all respects, as its own act and deed, the grant of a security interest under such Security Documents in all of the existing and after-acquired or arising goods, accounts, chattel paper, investment property, documents, instruments, general intangibles, inventory, equipment and other personal property assets in which any of the Borrowers or Guarantors has ownership or other rights, together with any and all Uniform Commercial Code financing statements, Patent and Trademark Office recordings, Companies House filing and other similar recordings and filings and all other instruments or documents previously executed in connection therewith to create, evidence, perfect or preserve the priority of such security interest in favor of the Agent for the benefit of the Agent and the Banks; each Borrower and Guarantor party to a Mortgage hereby adopts again, ratifies and confirms, as its own act and deed, the mortgage of real estate assets in which it has an ownership, leasehold or other rights; each Borrower and Guarantor party to the Share Security Deeds, the Charges Over Shares, the Stock Pledge Agreement, the Assignments of Interest or any other pledge agreement hereby adopts again, ratifies and confirms, as its own act and deed, each pledge granted by such pledgor thereunder; and each Borrower and Guarantor hereby adopts again, ratifies and confirms, as its own act and deed, each of the other documents, agreements or instruments delivered in connection with the Credit Agreement or any of the other Loan Documents and purported to be executed by it and acknowledges that all of the foregoing Loan Documents and other instruments, agreements, documents, filings and recordings shall continue in full force and effect (as the same may be modified by this Agreement). To the extent it has not already done so, each Borrower and Guarantor hereby waives all suretyship defenses of whatsoever nature, whether arising out of the Agent's or any Bank's dealings with any other Borrower or Guarantor in respect of the Credit Agreement, any other Loan Document, or otherwise. By its signature below, each Borrower and Guarantor hereby consents to this Agreement, and after taking into account this Agreement, acknowledges that, except


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                                      -4-


as expressly set forth herein, this Agreement shall not alter, release, discharge or otherwise affect any of its obligations under the Credit Agreement or any Guaranty or otherwise under any Loan Document under which such Borrower or Guarantor acts as a secondary obligor.

     SS.3. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers and the Guarantors hereby represents and warrants to the Banks and the Agent as follows:

     (a) Each such Borrower and Guarantor has requisite corporate or other similar power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder. This Agreement has been duly authorized, executed and delivered by each such Borrower and Guarantor and does not contravene any (i) law, rule or regulation applicable to such Borrower or Guarantor or (ii) any of the terms of such Borrower's or Guarantor's charter documents, by-laws, or other governing document or (iii) any other indenture, agreement or undertaking to which such Borrower or Guarantor is a party. The obligations of each of the Borrowers and the Guarantors under this Agreement, the Credit Agreement and the other Loan Documents constitute its legal, valid and binding obligations enforceable against it in accordance with their respective terms.

     (b) Other than as expressly set forth and disclosed herein (including, without limitation, on SCHEDULE 1 hereto), all the representations and warranties made by the Company and its Subsidiaries in the Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein as if expressly set forth herein or therein, provided that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby.

     (c) Other than the Specified Defaults, no Default or Event of Default has occurred and is continuing on the date hereof.

     SS.4. FORBEARANCE OBLIGATIONS. Subject to the conditions set forth in ss.5 hereof, the Agent and the Banks agree to forbear from enforcing any of their rights and remedies under the Loan Documents for the purpose of seeking payment of the Obligations (including, without limitation, any act with respect to any collateral now or hereafter securing payment of any Obligations or any setoff or any other application of funds of the Borrowers now or hereafter on deposit with or otherwise controlled by the Agent or any Bank, other than the application by the Agent as specifically provided in ss.2.12.3, 2.12.4 and 8.24 of the Credit Agreement, which is expressly permitted hereunder) until that date (the "FORBEARANCE TERMINATION DATE") which is the earliest to occur of (a) the Borrowers' failure to comply with any of the terms and conditions of this Agreement, including any of the undertakings set forth in ss.ss.5 and 6, (b) an Event of Default (other than the Specified Defaults) under any of the Loan Documents, (c) except as set forth on SCHEDULE 1 hereto, any representation or warranty made by any Borrower or Guarantor herein or in any certificate, financial statement or other document delivered in connection herewith shall prove to have been untrue or incorrect in any material respect as of the date as of which made or deemed to have been made or


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                                      -5-


repeated, (d) if any Borrower, any Subsidiary, or any person or entity claiming by or through any Borrower or such Subsidiary ever commence, join in, assist, cooperate or participate as an adverse party or adverse witness in any suit or other proceeding against the Agent or any Bank relating to the indebtedness referred to as the Obligations or any amounts owing hereunder, (e) any of the claims of the Agent or any Bank under this Agreement or with respect to the Obligations shall be subordinated to the claims of any other creditor of the Borrowers or any Subsidiary, (f) any Borrower or any Subsidiary shall make a general assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any Borrower or such Subsidiary or of any substantial part of the assets of any Borrower or such Subsidiary or shall commence any case or other proceeding relating to any Borrower or such Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any Borrower or such Subsidiary and any Borrower or such Subsidiary shall indicate its approval thereof, consent thereto or acquiescence therein, (g) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any Borrower or any Subsidiary bankrupt or insolvent, or approving a petition in any such case or other proceeding, or forty five (45) days after a decree or order for relief is entered in respect of any Borrower or any Subsidiary in an involuntary case under federal bankruptcy laws as now or hereafter constituted, (h) the sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations at any time being greater than $120,000,000 and (i) May 7, 2001. The period from the effective date of this Agreement through the Forbearance Termination Date is referred to herein as the "LIMITED FORBEARANCE PERIOD". Except as expressly provided above in this ss.4, the Agent and the Banks reserve the right to exercise all of their rights and remedies under the Loan Documents. Notwithstanding anything to the contrary contained in this Agreement, the agreement of the Banks and the Agent contained herein to forbear during the Limited Forbearance Period shall not limit in any way the Agent's and the Banks' rights to send a Payment Blockage Notice (as defined in the Subordinated Indenture) to block payments in respect of the Subordinated Notes as a result of the existence of the Specified Defaults or any other Events of Default. Upon the Forbearance Termination Date, the Agent and the Banks shall be free in their sole and absolute discretion to proceed to enforce any or all of their rights and remedies under or in respect of the Loan Documents and applicable law, including without limitation, those credit termination, acceleration, enforcement and other rights and remedies arising by virtue of the maturity of the Obligations and of the occurrence of the Specified Defaults. All of the Borrowers', and each Subsidiary's payment and performance obligations to the Agent and the Banks hereunder, including without limitation, the obligations set forth in ss.ss.5 and 6 below, shall survive the Forbearance Termination Date, and all of such obligations shall be secured by the collateral security granted under the Loan Documents. In addition, the parties hereto hereby acknowledge and agree that time is of the essence in this Agreement. The parties


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intend and understand that any failure scrupulously to observe the timing requirements of this Agreement, including, without limitation, any late payment made hereunder, will be a material breach giving rise to the remedies set forth herein. The imposition of such remedies shall not be deemed a penalty, and is of the essence of the parties' bargain.

     SS.5. CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective upon satisfaction of the following conditions on or prior to April 13, 2001:

          (a) The Agent, the required Banks, the Borrowers and the Guarantors shall have executed and delivered counterparts of this Agreement to the Agent;

          (b) The Agent shall have received a certificate executed by the Borrowers certifying that (i) no Defaults or Events of Default currently exist, other than the Specified Defaults; and (ii) except as set forth on
     SCHEDULE 1 hereto, no changes have been made to each respective Borrower's charter documents since the certified copy dated February 5, 1999 and previously delivered to the Agent;

          (c) The Borrowers shall have paid to the Agent for the account of the Agent's Special Counsel all outstanding legal fees and expenses through the date hereof; and

          (d) The Borrowers shall have paid to the Agent for the respective accounts of the Banks consenting hereto a forbearance fee for each Bank that consents to this Agreement on or prior to 5:00 p.m. (Boston time) on April 13, 2001 in an amount equal to fifteen (15) basis points on each such consenting Bank's Commitment in effect immediately prior to the occurrence of any Default or Event of Default plus the outstanding amount of such consenting Bank's Term Loans.

     SS.6. COVENANTS AND AGREEMENTS. Without any prejudice or impairment whatsoever to any of the rights and remedies of the Agent and the Banks contained in any of the Loan Documents or in any agreement, document or instrument executed in connection therewith, the Borrowers covenant and agree with the Agent and the Banks as follows:

          (a) DISCRETIONARY LENDING. Though the Banks and the Agent have no obligation to do so, during the Limited Forbearance Period the Agent and the Banks shall continue to advance Revolving Credit Loans to the Borrowers and shall continue to issue, extend or renew any Letters of Credit for the Borrowers' account provided that (i) notwithstanding the amount of the Total Commitment, at no time shall the Agent or the Banks be required to advance any Revolving Credit Loans or issue, extend or renew any Letters of Credit in excess of an aggregate of $120,000,000 for all Revolving Credit Loans and Letters of Credit outstanding at any time and (ii) all conditions precedent thereto, other than the

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     non-existence of the Specified Defaults, shall be satisfied. Any advances so made and any Letters of Credit so issued shall constitute Obligations under the Loan Documents. During the period from the date hereof until the Forbearance Termination Date, the Banks and the Agent agree with the Borrowers that ss.2.2 of the Credit Agreement shall be temporarily amended to replace the reference to "Total Commitment" with a reference to the amount "$120,000,000".

          (b) INTEREST. The Borrowers acknowledge and agree that during the Limited Forbearance Period interest shall accrue at the rate of interest set forth in the Credit Agreement plus an additional .125% per annum. Interest shall continue to be payable as set forth in the Credit Agreement. The Borrowers hereby acknowledge that nothing contained herein shall prevent the Agent and the Banks from charging the default rate of interest contained in ss.5.11 of the Credit Agreement on or after the Forbearance Termination Date, retroactive to the date the first Specified Default occurred.

          (c) COMPLIANCE WITH LOAN DOCUMENTS. The Borrowers will, and will cause each of their Subsidiaries to, comply and continue to comply will all of the terms, covenants and provisions contained in the Loan Documents to which each is a party and any other instruments evidencing or creating any of the Obligations except as such terms, covenants and provisions are expressly modified in this ss.6 or ss.7.

          (d) [OPERATIONAL CONSULTANT].* The Borrowers shall continue to engage the services of The Recovery Group (or such other consultant of an equivalent recognized standing) as its operational consultant (the "Operational Consultant") to, among other things, advise the Company and its Subsidiaries on its business, operations and financial condition and the viability of the Company's business plan.

          (e) BUSINESS PLAN. The Borrowers shall permit, at the Borrowers' sole cost and expense, Ernst & Young and the Operational Consultant to review the Borrowers' business plan for the 2001 fiscal year and, in addition, on or prior to April 10, 2001, the Borrowers shall deliver to the Agent and the Banks a revised business plan for the 2001 fiscal year, which plan shall be in form and substance satisfactory to the Agent and the Banks.

          (f) CONSULTING SERVICES. The Borrowers agree that, in connection with Bingham Dana LLP's ("BD") representation of the Agent on matters relating to the Credit Agreement and the other Loan Documents, BD may retain and continue to retain the Carl Marks Consulting Group or any other professional consultant (the "Consultant") to, among other things, visit the Borrowers' and any Subsidiary's corporate or other offices at such times and with such frequency as the Consultant deems appropriate (with the Consultant not being in any manner limited in the frequency of visits to the facilities of the Company and its Subsidiaries), discuss the Borrowers' financial matters with its officers, examine any of the Borrowers' or any Subsidiary's books or other financial records and

----------------
* Defined term conformed to Exhibit 10.22 below.
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                                      -8-


     advise the Agent and the Banks as to the business, operations and financial condition of the Borrowers and their Subsidiaries and the viability of the business plan. The Borrowers and Guarantors shall, and shall cause each Subsidiary to, cooperate with the Consultant and provide the Consultant with all information reasonably requested by the Consultant in connection with its engagement by BD. The Borrowers and Guarantors acknowledge that the fees and expenses of the Consultant are for the account of the Borrowers and Guarantors. The Borrowers and Guarantors hereby covenant and agree to promptly pay all the fees and expenses of the Consultant upon receipt of invoices from the Consultant and all such fees and expenses shall be included as an Obligation. In addition, each of the Banks authorizes BD to engage the Consultant as special advisor to BD in connection with BD's representation of the Agent on matters relating to the Credit Agreement and the other Loan Documents.

          (g) COMMERCIAL FINANCIAL EXAMINATION. The Borrowers shall permit the Banks, through the Agent or the Agent's designated representatives, to visit and inspect any of the properties of the Company or any of its Subsidiaries, to examine the books of account of the Company and its Subsidiaries (and to make copies thereof and extracts therefrom), and to discuss the affairs, finances and accounts of the Company and its Subsidiaries with, and to be advised as to the same by, its and their officers, and to conduct examinations and verifications (whether by internal commercial finance examiners or independent auditors) of all of the Company's and its Subsidiaries Accounts Receivable and inventory, all at such times and intervals as the Agent may request and all at the Borrowers' expense. The Agent may participate in or observe any physical count of inventory included in the Collateral. In addition, upon the request of the Agent, the Borrowers will obtain and deliver to the Agent, or, if the Agent so elects, will cooperate with the Agent in the Agent's obtaining, a report of an independent collateral auditor satisfactory to the Agent (which may be affiliated with one of the Banks) with respect to the Borrowers' Accounts Receivable and inventory, (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Company or its applicable Subsidiary) and inventory (including verification as to the value, location and respective types). All such commercial finance examinations, inventory counts and collateral value reports shall be conducted and made at the expense of the Borrower.

          (h) COLLATERAL. The Borrowers and their Subsidiaries shall provide to the Agent such additional security agreements and other security documents as the Agent may reasonably request in order to obtain, perfect and preserve a first priority perfected security interest in all existing and after-acquired assets of the Borrowers and their Subsidiaries for the benefit of the Agent and the Banks (subject only to Permitted Liens). This shall include, without limitation, a requirement that all cash received by the Domestic Borrowers be used to pay down the Loans on a daily basis as more fully set forth in ss.2.12 of the Credit


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                                      -9-


     Agreement. Notwithstanding anything to the contrary contained in this ss.6(h), nothing contained herein shall require any Foreign Borrower to provide any guaranty of the Obligations of any Domestic Borrower not otherwise required by the Credit Agreement or the other Loan Documents, nor shall it require any Foreign Borrower to provide any security for such Domestic Borrower's Obligations not otherwise required by the Credit Agreement or the other Loan Documents.

          (i) FURTHER ASSURANCES. The Borrowers shall at any time or from time to time execute and deliver such further instruments, and take such further action as the Bank may reasonably request, in each case further to effect the purposes of this Agreement, the Loan Documents and all documents, agreements and instruments executed in connection therewith.

     SS.7. AMENDMENT TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

     (a) The definition of "Security Documents" contained in Section 1.1 of the Credit Agreement is hereby amended by inserting immediately after the words "the Debentures" a comma and the words "the Agency Account Agreements,".

     (b) Section 1.1 of the Credit Agreement is further amended by inserting the following definitions in the appropriate alphabetical order:

          AGENCY ACCOUNT AGREEMENT. See ss.8.24.1.

          FLEET CONCENTRATION ACCOUNT. See ss.8.24.1.

          INTERIM CONCENTRATION ACCOUNT. See ss.8.24.1.

          LIMITED FORBEARANCE PERIOD. As such term is defined in that certain Forbearance Agreement and Third Amendment dated as of April 13, 2001 by and among the Borrowers, the Guarantors and the Majority Banks.

          LOCAL ACCOUNT. See ss.8.24.1.

          OPERATING ACCOUNT. See ss.2.6.2.

          SPECIFIED DEFAULT. As such term is defined in that certain Forbearance Agreement and Third Amendment dated as of April 13, 2001 by and among the Borrowers, the Guarantors and the Majority Banks.

     (c) Section 2.6.2. of the Credit Agreement is hereby amended by deleting the words "or (b) in an amount as otherwise requested by any of the Domestic Borrowers, provided, however, that the aggregate amount of all advances made pursuant to this ss.2.6.2. shall not exceed $10,000,000 at any time outstanding (each a "Swing Line Loan")." and substituting in place thereof the words "or (b) in an amount as otherwise requested by any of the Domestic Borrowers (each a "Swing Line Loan")."

     (d) Section 2.12 of the Credit Agreement is hereby amended by inserting immediately after the end of the text of ss.2.12.2 the following:

          2.12.3. CREDIT FOR FUNDS RECEIVED IN CONCENTRATION ACCOUNT. Prior to the occurrence of an Event of Default as to which the account officers of the Administrative Agent active upon the Borrower's account have actual knowledge, other than a Specified Default during the Limited Forbearance Period, (a) all funds and cash proceeds in the form of money, checks and like items received in the Fleet Concentration Account as contemplated by ss.8.24 shall be credited, on the same Business Day on which the Agent determines that good collected funds have been received, and, prior to the receipt of good collected funds, on a provisional basis until final receipt of good collected funds, and applied as contemplated by ss.2.12.4, (b) all funds and cash proceeds in the form of a wire transfer received in the Fleet Concentration Account as contemplated by ss.8.24 shall be credited on the same Business Day as the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by ss.2.12.4, and (c) all funds and cash proceeds in the form of an automated clearing house transfer received in the Fleet Concentration Account as contemplated by ss.8.24 shall be credited, on the next Business Day following the Agent's receipt of such amounts (or up to such later date as the Agent determines that good collected funds have been received), and applied as contemplated by ss.2.12.4. For purposes of the foregoing provisions of this ss.2.12.3, the Agent shall not be deemed to have received any such funds or cash proceeds on any day unless received by the Agent before 2:30 p.m. (Boston time) on such day. The Domestic Borrowers further acknowledge and agree that any such provisional credits or credits in respect of wire or automatic clearing house funds transfers shall be subject to reversal if final collection in good funds of the related item is not received by, or final settlement of the funds transfer is not made in favor of, the Agent in accordance with the Agent's customary procedures and practices for collecting provisional items or receiving settlement of funds transfers.

          2.12.4. APPLICATION OF PAYMENTS PRIOR TO EVENT OF DEFAULT.

          (a) Prior to the occurrence of an Event of Default of which the account officers of the Agent active on the Borrowers' account have knowledge, other than a Specified Default during the Limited Forbearance Period, all funds transferred to the Fleet Concentration

     Account and for which the Domestic Borrowers have received credits shall be applied to the Obligations as follows:

               (i) first, to pay amounts then due and payable under this Credit Agreement, the Notes and the other Loan Documents;

               (ii) second, to reduce Revolving Credit Loans made by the Swing Line Lender pursuant to ss.2.6.2 and for which Settlement has not then been made;

               (iii) third, to reduce other Revolving Credit Loans which are Base Rate Loans;

               (iv) fourth, to reduce Revolving Credit Loans which are Eurocurrency Rate Loans; and

               (v) fifth, except as otherwise required by ss.4.2(b) and (c), to the Operating Account.

          (b) All prepayments of Eurocurrency Rate Loans prior to the end of an Interest Period shall obligate the applicable Domestic Borrower to pay any breakage costs associated with such Eurocurrency Rate Loans in accordance with ss.5.10. Prior to the occurrence of an Event of Default (other than a Specified Default during the Limited Forbearance Period), the applicable Domestic Borrower may elect to avoid such breakage costs by providing to the Agent cash in an amount sufficient to cash collateralize such Eurocurrency Rate Loans, but in no event shall such Domestic Borrower be deemed to have paid such Eurocurrency Rate Loans until such cash has been paid to the Agent for application to such Eurocurrency Rate Loans. The Agent may elect to cause such cash collateral to be deposited into either
     (i) a cash collateral account pursuant to the terms of a cash collateral agreement executed by the applicable Domestic Borrower and the Agent and in form and substance satisfactory to the Agent or (ii) the applicable Domestic Borrower's Operating Account with appropriate instructions prohibiting such Domestic Borrower's withdrawal of such funds so long as they remain cash collateral. In each such case, the applicable Domestic Borrower agrees to execute and deliver to the Agent such instruments and documents, including Uniform Commercial Code financing statements and agreements with any third party depository banks, as the Agent may request.

          (c) All prepayments of the Revolving Credit Loans pursuant to this ss.2.12.4 shall be allocated among the Banks making such Revolving Credit Loans, in proportion, as nearly as practicable, to the respective unpaid principal amount of such Revolving Credit Loans outstanding, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. Prior to any Settlement Date, however, all prepayments of the Revolving Credit Loans shall be applied in accordance with this ss.2.12.4, first to outstanding Revolving Credit Loans of the Swing Line Bank.

          2.12.5. REPAYMENTS OF REVOLVING CREDIT LOANS AFTER EVENT OF DEFAULT. Following the occurrence and during the continuance of an Event of Default of which the account officers of the Agent active on the Borrowers' account have knowledge (other than a Specified Default during the Limited Forbearance Period), all funds transferred to the Fleet Concentration Account and for which the applicable Domestic Borrower has received credits shall be applied to the Obligations in accordance with ss.13.5.

     (e) Section 8 of the Credit Agreement is hereby amended by inserting immediately after the end of the text of ss.8.23 the following:

          8.24. BANK ACCOUNTS.

          8.24.1. GENERAL. On or prior to May 4, 2001, the Company will, and will cause each other Domestic Borrower and each Guarantor to, (a) establish a depository account (the "Fleet Concentration Account") under the control of the Agent for the benefit of the Banks and the Agent, in the name of the applicable Domestic Borrower or Guarantor (provided, to the extent any Domestic Borrower or Guarantor currently does not have any bank accounts, such Borrower or Guarantor, as the case may be, shall only be required to establish a Fleet Concentration Account if and when such Domestic Borrower or Guarantor, as the case may be, needs to establish a bank account), (b) instruct all account debtors and other obligors, pursuant to notices of assignment and instruction letters in form and substance satisfactory to the Agent, to remit all cash proceeds of Accounts Receivable to local depository accounts ("Local Accounts") or concentration depository accounts ("Interim Concentration Accounts") with financial institutions which have entered into agency account agreements and, if applicable, lock box agreements (collectively, the "Agency Account Agreements") in form and substance satisfactory to the Agent, or the "Fleet Concentration Account Agreements"), (c) direct all depository institutions with Local Accounts to cause all funds held in each such Local Account to be transferred no less frequently than once each day to, and only to, an Interim Concentration Account or the Fleet Concentration Account, (d) direct all depository institutions with Interim Concentration Accounts to cause all funds of the Domestic Borrowers and Domestic Guarantors held in such Interim Concentration Accounts to be transferred daily to, and only to, the Fleet Concentration Account, and (e) at all times ensure that immediately upon any Domestic Borrowers' or any Guarantors' receipt of any funds constituting or cash proceeds of any Collateral, all such amounts shall have been deposited in a Local Account, an Interim Concentration Account or the Fleet Concentration Account.

          8.24.2. ACKNOWLEDGMENT OF APPLICATION. The Domestic Borrowers and Guarantors hereby agrees that all amounts received by the Agent in the Fleet Concentration Account will be the sole and exclusive property of the Agent, for the accounts of the Banks and the Agent, to be applied in accordance ss.2.12.3 and 2.12.4. as applicable.

     (f) Section 9 of the Credit Agreement is hereby amended by inserting immediately after the end of the text of ss.8.17 the following:

          9.18. BANK ACCOUNTS. The Company will not, and will not permit any of the other Borrowers or Guarantors to, (a) establish any bank accounts other than those Local Accounts, Interim Concentration Accounts and other accounts, all listed on SCHEDULE 7.20, without the Agent's prior written consent, (b) violate directly or indirectly any Agency Account Agreement or other bank agency or lock box agreement in favor of the Agent for the benefit of the Banks and the Agent with respect to such account, or (c) deposit into any of the payroll accounts listed on SCHEDULE 7.20 any amounts in excess of amounts necessary to pay current payroll obligations from such accounts or deposit into the account designated as the "rebate account" on Schedule 7.20 hereto any amounts in excess of $15,000.

     (g) SCHEDULE 7.20 of the Credit Agreement is hereby amended by deleting
SCHEDULE 7.20 in its entirety and substituting in place thereof the SCHEDULE
7.20 attached hereto.

     SS.8. EXPENSES. The Borrowers agree to pay to the Agent (a) on demand by the Agent, an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements of counsel to the Agent, including fees and expenses of in-house counsel to the Agent, consulting, accounting, appraisal, investment banking and similar professional fees and charges) incurred or sustained by the Agent in connection with the negotiation and preparation of this Agreement and all related matters and (b) from time to time any and all out-of-pocket costs, expenses (including legal fees and disbursements, consulting, accounting, appraisal, investment banking and similar professional fees and charges) hereafter incurred or sustained by the Agent in connection with the administration of credit extended by the Agent and the Banks to the Borrowers or the preservation of or enforcement of the Agent's and the Banks' rights under the Loan Documents or in respect of the Borrowers' or any of their Subsidiaries' other obligations to the Agent and the Banks.

     SS.9. AMENDMENTS. This Agreement shall not be amended without the written consent of the Agent and the Majority Banks.

     SS.10. NO CLAIMS. Each of the Borrowers and the Guarantors hereby acknowledge and agree that (a) neither the Borrowers nor any of their Subsidiaries has any claim or cause of action against any of the Banks or the Agent (or any of their directors, officers, employees, agents or Affiliates) arising from any transactions under this Agreement, under the Credit Agreement or any of the other Loan Documents; (b) neither the Borrowers nor any of their Subsidiaries has offset rights, counterclaims or defenses of any kind against any of their Obligations, indebtedness or liabilities to the Agent or the Banks; and (c) each of the Banks and the Agent has heretofore properly performed and satisfied in a timely manner all of its obligations to the Borrowers and their Subsidiaries. The Agent and the Banks wish (and each Borrower and Guarantor agrees) to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the rights, interests, contracts, collateral security or remedies of the Agent and the Banks. Therefore, the Borrowers and each of their Subsidiaries unconditionally releases, waives and forever discharges (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any of the Banks and the Agent to the Borrowers and each of their Subsidiaries, except the obligations to be performed by the Banks or the Agent for the Borrowers hereafter as expressly stated in this Agreement and the other Loan Documents, and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether known or unknown, which the Borrowers or any Subsidiary might otherwise have against any of the Banks or the Agent or any of their directors, officers, employees, agents or Affiliates with respect to the obligations performed or to be performed by the Agent or any Bank for the Borrowers as set forth in the Loan Documents, in either case (i) or (ii) above, on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the date hereof or which could thereafter arise as a result of the execution of (or the satisfaction of any condition precedent or subsequent to) this Agreement.

     SS.11. WAIVER OF JURY TRIAL. EACH OF THE BORROWERS AND THEIR SUBSIDIARIES HEREBY WAIVES ANY RIGHTS THAT IT MAY HAVE TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. Except as prohibited by law, each of the Borrowers and their Subsidiaries hereby waives any right that it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Borrowers and their Subsidiaries hereby (a) certifies that no representative, agent or attorney of the Agent or any Bank has represented, expressly or otherwise, that the Agent or any Bank would not, in the event of litigation, seek to enforce the foregoing waivers and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the waivers and certifications herein.

     SS.12. NO WAIVER. Except to the extent expressly set forth herein, nothing in this Agreement shall extend to or affect iN any way any of the Borrowers' or their Subsidiaries' obligations or any of the rights and remedies of the Agent or any Bank in respect of the Credit Agreement or any other Loan Document arising on account of the occurrence of any Event of Default other than the Specified Defaults, all of which are expressly preserved, and in addition, the Agent and each of the Banks hereby expressly reserves all of its rights and remedies under the Credit Agreement, the other related Loan Documents and applicable law in respect of any and all Defaults or Events of Default under the Credit Agreement and the other Loan Documents. Failure of the Agent or any Bank to exercise any right or remedy shall not constitute a waiver of that or any other right or remedy.

     SS.13. MISCELLANEOUS. All of the Borrowers' and the Guarantors' payment obligations to the Agent or any Bank of any naturE arising under or in respect of this Agreement and all terms, covenants and provisions of the Loan Documents shall survive the termination of this Agreement. Any and all notices or other communications required hereunder shall be in writing and shall be delivered by hand or sent by facsimile or certified or registered mail, postage prepaid and return receipt requested (a) if to the Agent at 100 Federal Street, Boston, Massachusetts (Attention: William Clarke), Facsimile No. (617) 434-4929, with a copy to the Agent at 777 Main Street, Hartford, Connecticut (Attention: Donald
R. Nicholson), Facsimile No. (860) 986-3162 and (b) if to the Borrowers or any Subsidiary, to One Holmes Way, Milford, Massachusetts 01757 (Attention: Ira Morgenstern), Facsimile No. (508) 634-8771. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall take effect as a sealed instrument under such laws.

     SS.14. INDEMNIFICATION. The Borrowers and Guarantors hereby agree to indemnify the Agent and its affiliates and to hold the Agent and its affiliates harmless from and against any loss, cost or expense incurred or sustained by the Agent or such affiliate in providing payroll and other cash management services to the Company and its Subsidiaries. The parties hereto further hereby agree that such indemnification obligations shall be Obligations under the Loan Documents.

     SS.15. COUNTERPARTS. This letter agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this letter agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

     If the foregoing terms are acceptable to you, we request that you indicate your agreement to these provisions by signing the counterpart of this letter enclosed herewith and returning such counterpart to us.

                                    Very truly yours,

                                    FLEET NATIONAL BANK (f/k/a BANKBOSTON, N.A.)


                                    By:_________________________________________
                                       Title:


                                    SYNDICATED LOAN FUNDING TRUST
                                    By:  LEHMAN COMMERCIAL PAPER INC., NOT IN
                                         ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
                                         ASSET MANAGER


                                    By:_________________________________________
                                       Title:


                                    HELLER FINANCIAL, INC.


                                    By:_________________________________________
                                       Title:


                                    LASALLE BANK NATIONAL ASSOCIATION


                                    By:_________________________________________
                                       Title:


                                    COMERICA BANK


                                    By:_________________________________________
                                       Title:

                                    KEY CORPORATE CAPITAL INC.


                                    By:_________________________________________
                                       Title:


                                    CITIZENS BANK OF MASSACHUSETTS, A
                                    MASSACHUSETTS BANK


                                    By:_________________________________________
                                       Title:


                                    STAR BANK, NATIONAL ASSOCIATION


                                    By:_________________________________________
                                       Title:


                                    ANTARES CAPITAL CORPORATION


                                    By:_________________________________________
                                       Title:


                                    NATIONAL CITY BANK


                                    By:_________________________________________
                                       Title:


                                    THE PROVIDENT BANK


                                    By:_________________________________________
                                       Title:


                                    FRANKLIN FLOATING RATE TRUST


                                    By:_________________________________________
                                       Title:

                                    THE TRAVELERS INSURANCE COMPANY


                                    By:_________________________________________
                                       Title:


                                    TRAVELERS CORPORATE LOAN FUND INC.
                                    By:  TRAVELERS ASSET MANAGEMENT
                                         INTERNATIONAL COMPANY LLC


                                    By:_________________________________________
                                       Title:


                                    MERRILL LYNCH SENIOR FLOATING RATE FUND,
                                    INC.


                                    By:_________________________________________
                                       Title:


                                    MAGNETITE ASSET INVESTORS LLC


                                    By:_________________________________________
                                       Title:


                                    MERRILL LYNCH PRIME RATE PORTFOLIO


                                    By:_________________________________________
                                       Title:


                                    PILGRIM PRIME RATE TRUST


                                    By:_________________________________________
                                       Title:


                                    PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.


                                    By:_________________________________________
                                       Title:

                                    SEQUILS-PILGRIM I, LTD.


                                    By:_________________________________________
                                       Title:


                                    CAPTIVA IV FINANCE LTD.
                                    AS ADVISED BY PACIFIC INVESTMENT MANAGEMENT
                                    COMPANY LLC


                                    By:_________________________________________
                                       Title:


                                    PILGRIM CLO 1999 - 1 LTD.


                                    By:_________________________________________
                                       Title:


                                    GREAT POINT CLO 1999 - 1 LTD.


                                    By:_________________________________________
                                       Title:


                                    FIRST MASSACHUSETTS BANK


                                    By:_________________________________________
                                       Title:


                                    SUMMIT BANK


                                    By:_________________________________________
                                       Title:

                                    TRANSAMERICA BUSINESS CREDIT CORPORATION


                                    By:_________________________________________
                                       Title:


                                    CHASE MANHATTAN BANK NOT IN ITS INDIVIDUAL
                                    CAPACITY, BUT SOLELY AS TRUSTEE OF ANTARES
                                    FUNDING TRUST UNDER THE TRUST AGREEMENT
                                    DATED AS OF NOVEMBER 30, 1999 (THE "TRUST
                                    AGREEMENT") BETWEEN ANTARES FUNDING, L.P.
                                    (THE "DEPOSITOR") AND CHASE MANHATTAN BANK
                                    AS TRUSTEE (THE "TRUSTEE")


                                    By:_________________________________________
                                       Title:


                                    VAN KAMPEN SENIOR INCOME TRUST


                                    By:_________________________________________
                                       Title:


                                    VAN KAMPEN PRIME RATE INCOME TRUST


                                    By:_________________________________________
                                       Title:


ACCEPTED AND AGREED
as of April __, 2001

THE HOLMES GROUP, INC.


By:_____________________________
Title:


THE RIVAL COMPANY


By:_____________________________
Title:

HOLMES PRODUCTS (FAR EAST) LIMITED


By:_____________________________
Title:


ESTEEM INDUSTRIES LIMITED


By:_____________________________
Title:


RAIDER MOTOR CORPORATION


By:_____________________________
Title:


BIONAIRE INTERNATIONAL B.V.


By:_____________________________
Title:


HOLMES PRODUCTS (EUROPE) LIMITED


By:_____________________________
Title:


PATTON ELECTRIC (HONG KONG) LTD.


By:_____________________________
Title:


THE HOLMES GROUP CANADA LTD.


By:_____________________________
Title:

                            RATIFICATION OF GUARANTY

     Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Agreement as of April 13, 2001, and agrees that the Amended and Restated Guaranty dated as of February 5, 1999 from each of Holmes Manufacturing Corp., Holmes Air (Taiwan) Corp., Holmes Motor Corporation, Patton Electric Company, Inc., Patton Building Products Inc. and Rival Consumer Sales Corporation (collectively, the "Guarantors") in favor of the Agent for the benefit of the Agent and the Banks and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                                        HOLMES MANUFACTURING CORP.


                                        By:_____________________________________
                                           Title:


                                        HOLMES AIR (TAIWAN) CORP.


                                        By:_____________________________________
                                           Title:


                                        HOLMES MOTOR CORPORATION


                                        By:_____________________________________
                                           Title:


                                        RIVAL CONSUMER SALES CORPORATION


                                        By:_____________________________________
                                           Title: